Security Information








Security Purchased


CUSIP
592179JG1


Issuer
MET LIFE GLOBAL FUNDING I


Underwriters
BoA, Credit Suisse, DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
MET 5.125% 4/10/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/7/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AA


Current yield
5.13%


Benchmark vs Spread (basis points)
38 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
565,000
 $                   564,582
0.03%



DWS Core Fixed Income Fund
DWS
4,670,000
 $
4,666,544
0.23%



DWS Core Plus Income Fund
DWS
1,590,000
 $
1,588,823
0.08%



DWS Lifecycle Long Range Fund
DWS
595,000
 $                   594,560
0.03%



Total

7,420,000
 $
7,414,509
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
75281AAJ8


Issuer
RANGE RESOURCES CORP


Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO Capital
Markets, Calyon, Capital One, Citigroup, Comerica
Securities, Credit Suisse, DBSI, Fortis Securities,
Keybanc Capital Markets, Natixis Bleichroeder,
RBC Capital Markets, Scotia Capital, Societe
Generale, SunTrust Robinson Humphrey,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
RRC 7.25% 5/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/1/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB


Current yield
7.25%


Benchmark vs Spread (basis points)
351 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
15,000
 $                     15,000
0.01%



DWS Balanced VIP
DWS
10,000
 $                     10,000
0.00%



DWS High Income Fund
DWS
570,000
 $                   570,000
0.23%



DWS High Income Plus Fund
DWS
115,000
 $                   115,000
0.05%



DWS High Income Trust
DWS
70,000
 $                     70,000
0.03%



DWS High Income VIP
DWS
75,000
 $                     75,000
0.03%



DWS Lifecycle Long Range Fund
DWS
10,000
 $                     10,000
0.00%



DWS Multi Market Income Trust
DWS
45,000
 $                     45,000
0.02%



DWS Short Duration Plus Fund
DWS
25,000
 $                     25,000
0.01%



DWS Strategic Income Fund
DWS
45,000
 $                     45,000
0.02%



DWS Strategic Income Trust
DWS
10,000
 $                     10,000
0.00%



DWS Strategic Income VIP
DWS
10,000
 $                     10,000
0.00%



Total

1,000,000
 $                 1,000,000
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
20030NAX9


Issuer
COMCAST CORP


Underwriters
Citigroup, DBSI, Merrill Lynch, UBS, BoA,
Barclays, BNP, Bank of NY, Daiwa Securities,
Goldman Sachs, JP Morgan, Lehman Brothers,
Lloyds TSB Bank, Mitsubishi UFJ, Mizuho
Securities, Morgan Stanley, Piper Jaffray, Royal
Bank of Scotland, SunTrust Robinson Humphrey,
Wachovia, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital Markets,
MR Beal & Co, Muriel Siebert, Samuel A
Ramirez, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.79



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+


Current yield
6.41%


Benchmark vs Spread (basis points)
185 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
3,750,000
 $                 3,741,975
0.38%



DWS Balanced VIP
DWS
1,250,000
 $                 1,247,325
0.13%



DWS Bond VIP
DWS
270,000
 $                   269,422
0.03%



DWS Core Fixed Income Fund
DWS
2,555,000
 $                 2,549,532
0.26%



DWS Core Fixed Income VIP
DWS
210,000
 $                   209,551
0.02%



DWS Core Plus Income Fund
DWS
655,000
 $                   653,598
0.07%



DWS Lifecycle Long Range Fund
DWS
205,000
 $                   204,561
0.02%



DWS Strategic Income Fund
DWS
2,000,000
 $                 1,995,720
0.20%



DWS Strategic Income VIP
DWS
500,000
 $                   498,930
0.05%



Total

11,395,000
 $               11,370,615
1.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
20825CAP9


Issuer
CONOCOPHILLIPS CO


Underwriters
Barclays, Citigroup, Greenwich Capital Markets,
BoA, BNP Paribas, Calyon, Credit Suisse, Daiwa
Securities, DBSI, DnB NOR Markets, HSBC, ING
Financial, JP Morgan, Mitsubishi UFJ, Mizuho
Securities, SG Americas, UBS


Years of continuous operation, including predecessors
> 3 years


Security
COP 5.9% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.62


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A


Current yield
5.92%


Benchmark vs Spread (basis points)
135  bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Core Fixed Income Fund
DWS
3,940,000
 $                 3,925,107
0.66%



DWS Core Fixed Income VIP
DWS
560,000
 $                   557,883
0.09%



DWS Lifecycle Long Range Fund
DWS
530,000
 $                   527,997
0.09%



DWS Strategic Income Fund
DWS
1,430,000
 $                 1,424,595
0.24%



DWS Strategic Income VIP
DWS
360,000
 $                   358,639
0.06%



Total

6,820,000
 $                 6,794,220
1.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
377372AE7


Issuer
GLAXOSMITHKLINE CAPITAL INC


Underwriters
Citirgoup, JP Morgan, Lehman Brothers, ABN
Amro, Credit Suisse, DBSI, HSBC, Mizuho
Securities, RBS Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
GSK 6.375% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2008


Total amount of offering sold to QIBs
2,750,000,000


Total amount of any concurrent public offering
0


Total
2,750,000,000


Public offering price
99.69


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A1/A+


Current yield
6.40%


Benchmark vs Spread (basis points)
173 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Core Fixed Income Fund
DWS
308,000
 $                   307,058
0.01%



DWS Core Fixed Income VIP
DWS
550,000
 $                   548,317
0.02%



DWS Core Plus Income Fund
DWS
1,265,000
 $                 1,261,129
0.05%



DWS Lifecycle Long Range Fund
DWS
520,000
 $                   518,409
0.02%



Total

2,643,000
 $                 2,634,912
0.10%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
59023VAA8


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, ANZ Securities, BB&T, Citigroup,
Credit Suisse, DBSI, HSBC, Mizuho Securities,
Natixis Bleichroeder, RBS Greenwich Capital,
Santander Investment Securities, SunTrust
Robinson Humphrey, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 7.75% 5/14/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2008


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.75%


Benchmark vs Spread (basis points)
315 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
355,000
 $                   354,918
0.02%



DWS Core Fixed Income Fund
DWS
2,690,000
 $                 2,689,381
0.15%



DWS Core Fixed Income VIP
DWS
410,000
 $                   409,906
0.02%



DWS Core Plus Income Fund
DWS
1,070,000
 $                 1,069,754
0.06%



DWS Lifecycle Long Range Fund
DWS
385,000
 $                   384,911
0.02%



Total

4,910,000
 $                 4,908,871
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
71644EAJ1


Issuer
PETRO-CANADA


Underwriters
Citigroup, DBSI, HSBC


Years of continuous operation, including predecessors
> 3 years


Security
PCACN 6.8% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/12/2008


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
99.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB


Current yield
6.82%


Benchmark vs Spread (basis points)
230 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Core Fixed Income Fund
DWS
4,880,000
 $                 4,869,459
0.54%



DWS Lifecycle Long Range Fund
DWS
665,000
 $                   663,564
0.07%



Total

5,545,000
 $                 5,533,023
0.62%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
913017BP3


Issuer
UNITED TECHNOLOGIES CORP


Underwriters
BoA, BNP Paribas, Citigroup, HSBC, JP Morgan,
Bank of NY, BMO Nesbitt Burns, Daiwa
Securities, DBSI, Dresdner Kleinwort, Intesabci
SpA, Mitsubishi UFJ Securities, RBS Greenwich
Capital, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
UTX 6.125% 7/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.71


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
6.14%


Benchmark vs Spread (basis points)
153 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
365,000
 $                   363,931
0.04%



DWS Core Fixed Income Fund
DWS
3,020,000
 $                 3,011,151
0.30%



DWS Core Fixed Income VIP
DWS
465,000
 $                   463,638
0.05%



DWS Core Plus Income Fund
DWS
1,080,000
 $                 1,076,836
0.11%



DWS Lifecycle Long Range Fund
DWS
445,000
 $                   443,696
0.04%



Total

5,375,000
 $                 5,359,251
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
28336LBR9


Issuer
EL PASO NATURAL GAS


Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA, Credit
Suisse, RBS Greenwich Capital, Scotial Capital,
Societe Generale, UniCredit SpS


Years of continuous operation, including predecessors
> 3 years


Security
EP 7.25% 6/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/22/2008


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.80%


Rating
Ba3/BB-


Current yield
7.25%


Benchmark vs Spread (basis points)
333 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
125,000
 $                   125,000
0.02%



DWS Balanced VIP
DWS
40,000
 $                     40,000
0.01%



DWS High Income Fund
DWS
4,675,000
 $                 4,675,000
0.78%



DWS High Income Plus Fund
DWS
925,000
 $                   925,000
0.15%



DWS High Income Trust
DWS
570,000
 $                   570,000
0.10%



DWS High Income VIP
DWS
630,000
 $                   630,000
0.11%



DWS Lifecycle Long Range Fund
DWS
55,000
 $                     55,000
0.01%



DWS Multi Market Income Trust
DWS
365,000
 $                   365,000
0.06%



DWS Short Duration Plus Fund
DWS
85,000
 $                     85,000
0.01%



DWS Strategic Income Fund
DWS
340,000
 $                   340,000
0.06%



DWS Strategic Income Trust
DWS
100,000
 $                   100,000
0.02%



DWS Strategic Income VIP
DWS
90,000
 $                     90,000
0.02%



Total

8,000,000
 $                 8,000,000
1.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
87612BAA0


Issuer
TARGA RESOURCES PARTNERS


Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas, Lehman
Brothers, Merrill Lynch, Piper Jaffray, RBC
Dominion Securities, RBS Greenwich Capital,
Wachovia Securities


Years of continuous operation, including predecessors
> 3 years


Security
NGLS 8.25% 7/1/2016


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/12/2008


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B2/B


Current yield
8.25%


Benchmark vs Spread (basis points)
418 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
45,000
 $                     45,000
0.02%



DWS Balanced VIP
DWS
15,000
 $                     15,000
0.01%



DWS High Income Fund
DWS
1,735,000
 $                 1,735,000
0.69%



DWS High Income Plus Fund
DWS
345,000
 $                   345,000
0.14%



DWS High Income Trust
DWS
215,000
 $                   215,000
0.09%



DWS High Income VIP
DWS
235,000
 $                   235,000
0.09%



DWS Lifecycle Long Range Fund
DWS
20,000
 $                     20,000
0.01%



DWS Multi Market Income Trust
DWS
145,000
 $                   145,000
0.06%



DWS Short Duration Plus Fund
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income Fund
DWS
130,000
 $                   130,000
0.05%



DWS Strategic Income Trust
DWS
40,000
 $                     40,000
0.02%



DWS Strategic Income VIP
DWS
35,000
 $                     35,000
0.01%



Total

3,000,000
 $                 3,000,000
1.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
226566AH0


Issuer
CRICKET COMMUNICATIONS INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
LEAP 10% 7/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/19/2008


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
10.00%


Benchmark vs Spread (basis points)
615 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Balanced Fund
DWS
155,000
 $                   155,000
0.05%



DWS Balanced VIP
DWS
50,000
 $                     50,000
0.02%



DWS High Income Fund
DWS
5,880,000
 $                 5,880,000
1.96%



DWS High Income Plus Fund
DWS
1,180,000
 $                 1,180,000
0.39%



DWS High Income Trust
DWS
730,000
 $                   730,000
0.24%



DWS High Income VIP
DWS
780,000
 $                   780,000
0.26%



DWS Lifecycle Long Range Fund
DWS
70,000
 $                     70,000
0.02%



DWS Multi Market Income Trust
DWS
495,000
 $                   495,000
0.17%



DWS Strategic Income Fund
DWS
430,000
 $                   430,000
0.14%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.04%



DWS Strategic Income VIP
DWS
100,000
 $                   100,000
0.03%



Total

10,000,000
 $               10,000,000
3.33%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
767201AE6


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 5.875% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.63


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A3/BBB+


Current yield
5.90%


Benchmark vs Spread (basis points)
240 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
540,000
 $                   537,975
0.02%



DWS Core Fixed Income Fund
DWS
5,000,000
 $                 4,981,250
0.20%



DWS Core Fixed Income VIP
DWS
675,000
 $                   672,469
0.03%



DWS Core Plus Income Fund
DWS
1,535,000
 $                 1,529,244
0.06%



DWS Lifecycle Long Range Fund
DWS
655,000
 $                   652,544
0.03%



DWS Short Duration Plus Fund
DWS
12,000,000
 $               11,955,000
0.48%



Total

20,405,000
 $               20,328,481
0.82%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
767201AC0


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 6.5% 7/15/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.13


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/BBB+


Current yield
6.56%


Benchmark vs Spread (basis points)
250 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
265,000
 $                   262,697
0.02%



DWS Core Fixed Income Fund
DWS
3,500,000
 $                 3,469,585
0.20%



DWS Core Fixed Income VIP
DWS
315,000
 $                   312,263
0.02%



DWS Core Plus Income Fund
DWS
740,000
 $                   733,569
0.04%



DWS Lifecycle Long Range Fund
DWS
310,000
 $                   307,306
0.02%



DWS Strategic Income Fund
DWS
2,400,000
 $                 2,379,144
0.14%



DWS Strategic Income VIP
DWS
600,000
 $                   594,786
0.03%



Total

8,130,000
 $                 8,059,350
0.46%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased


CUSIP
767201AD8


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA, Calyon, Mitsubishi UFJ
Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 7.125% 7/15/2028


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/BBB+


Current yield
7.17%


Benchmark vs Spread (basis points)
252 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
195,000
 $                   193,672
0.03%



DWS Core Fixed Income Fund
DWS
1,770,000
 $                 1,757,946
0.24%



DWS Core Fixed Income VIP
DWS
240,000
 $                   238,366
0.03%



DWS Core Plus Income Fund
DWS
565,000
 $                   561,152
0.08%



DWS Lifecycle Long Range Fund
DWS
235,000
 $                   233,400
0.03%



Total

3,005,000
 $                 2,984,536
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.